Vanguard Institutional Target Retirement 2055 Fund

Schedule of Investments (unaudited)
As of June 30, 2019

		Market
		Value
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Institutional Shares	54,938,435	4,013,253

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	157,296,466	2,663,029

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	47,621,051	518,593

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	9,648,241	220,752
Total Investment Companies (Cost $6,645,666)		7,415,627
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 2.499% (Cost $2,296)	22,957	2,296
Total Investments (100.1%) (Cost $6,647,962)		7,417,923
Other Assets and Liabilities-Net (-0.1%)		(9,289)
Net Assets (100%)		7,408,634
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern Time) on the valuation date.

B. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Schedule of Investments.

At June 30, 2019, 100% of the market value of the fund's investments was determined based on
Level 1 inputs.

Institutional Target Retirement 2055 Fund

C. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					June 30,
	2018		from	Realized	Change in		Capital Gain	2019
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App.(Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	1,254	NA1	NA1	(1)	—	72	—	2,296
Vanguard Total Bond
Market II Index Fund	389,697	176,083	72,218	438	24,593	9,618	—	518,593
Vanguard Total
International Bond
Index Fund	158,470	53,609	1,000	—	9,673	4,554	—	220,752
Vanguard Total
International Stock
Index Fund	1,970,859	717,479	1,042	1,798	(26,065)	55,569	—	2,663,029
Vanguard Total Stock
Market Index Fund	2,959,172	1,004,811	32,545	45	81,770	48,724	—	4,013,253
Total	5,479,452	1,951,982	106,805	2,280	89,971	118,537	—	7,417,923
1 Not applicable—purchases and sales are for temporary cash investment purposes.